                                                                   Exhibit 10.43

                   RESTRICTED ACCOUNT AND SECURITY AGREEMENT



  This RESTRICTED ACCOUNT AND SECURITY AGREEMENT (the "Agreement") is made as of February 27, 1998, by and among KOPIN CORPORATION, a Delaware corporation (the "Borrower"), THE SUMITOMO BANK, LIMITED, a Japanese banking corporation (the "Bank"), and SUMITOMO BANK OF NEW YORK TRUST COMPANY (the "Bailee").


                                   BACKGROUND
                                   ----------

  The Borrower and the Bank have entered into a Loan Agreement of even date herewith (the "Loan Agreement"). Prior to the date of the Loan Agreement, the Borrower established a custodial and investment account, Account No. 1080410345 (the "Investment Account"), with Sumitomo Bank of New York Trust Company ("Account Holder") in which the Borrower holds cash and marketable securities.

  Pursuant to Section 2.6 of the Loan Agreement and a certain Custodian Agreement between the Borrower and the Bailee (the "Custodian Agreement"), the Borrower will concurrently establish a restricted account (the "Custodian Account") for the benefit of the Bank with the Bailee, a wholly owned subsidiary of the Bank, on the terms and conditions set forth in the Collateral Bailment Agreement of even date herewith by and among the Bank, the Borrower and the Bailee (the "Collateral Bailment Agreement"). Pursuant to certain Irrevocable Instructions and Power of Attorney of even date herewith addressed to Account Holder, Account Holder shall upon certain events transfer cash and securities from the Investment Account and transfer or deposit such cash and securities into the Custodian Account for use and disposition as set forth herein and in the Collateral Bailment Agreement.

NOW THEREFORE, in consideration of the premises set forth herein, the Borrower and the Bank agree as follows:

1.  DEFINITIONS.
    ------------

    1.1  DEFINITIONS.  Capitalized terms used but not defined in this Agreement
         ------------
shall have the meanings specified in the Loan Agreement.

2.  ESTABLISHMENT AND MANAGEMENT OF CUSTODIAN ACCOUNT.
    --------------------------------------------------

    2.1  EXECUTION AND DELIVERY OF COLLATERAL BAILMENT AGREEMENT.
         --------------------------------------------------------
Concurrently with the execution and delivery of this Agreement, the
Borrower, the Bank and the Bailee shall execute and deliver the Collateral Bailment Agreement in substantially the form of Exhibit 2.1 to this Agreement.
                                                -----------

    2.2   ESTABLISHMENT OF CUSTODIAN ACCOUNT.  Pursuant to the Collateral
          ----------------------------------
Bailment Agreement, Section 2.6 of the Loan Agreement, and the Custodian Agreement, the Borrower shall establish the Custodian Account at the Bailee, which Custodian Account shall be administered in accordance with the terms and conditions of this Agreement, the Collateral Bailment Agreement, the Custodian Agreement, and the Loan Agreement. In the event of any inconsistency between this Agreement and the Collateral Bailment Agreement and/or the Custodian Agreement, the Collateral Bailment Agreement shall be controlling.

    2.3   BANK'S SECURITY INTEREST.  The Borrower hereby pledges, transfers
          ------------------------
and assigns to the Bank, and grants to the Bank a first priority security interest in and lien upon (i) the Custodian Account and all of the Borrower's right, title and interest in all tangible and intangible property in the Custodian Account, including, without limitation, all of the Borrower's rights now or hereafter existing against the Bailee with respect to the collateral described on Exhibit 2.3 hereof and maintained from time to time in
             -----------
the Custodian Account and (ii) all accounts, including, without limitation, all accounts, all rights of the Borrower to payment for and obligations owing to the Borrower for goods sold or leased or for services rendered (whether or not evidenced by a writing, an instrument or chattel paper), all accounts receivable of the Borrower, all rights of the Borrower to payment under a contract not yet earned by performance, all obligations owing to the Borrower of any kind or nature, including all writings, if any, evidencing the same, including all instruments, drafts, acceptances and chattel paper, all of the foregoing whether now owned or hereafter acquired and any and all products and proceeds of the foregoing, including, without limitation, any insurance proceeds (collectively, the "Collateral"), as security for the payment or performance of all obligations of the Borrower to the Bank relating to the Loan and the Loan Documents (collectively, the "Obligations").

    2.4   POSSESSION OF COLLATERAL.  Until released by the Bank in writing, the
          ------------------------
Bailee shall possess all right, title and interest in all funds on deposit and all Collateral from time to time in the Custodian Account and in all proceeds thereof, and the Collateral shall be under the sole dominion and control of Sumitomo Bank of New York Trust Company as bailee and third party pledgeholder (and not as agent for Borrower) for the purpose of the perfection of the Bank's security interest in the Collateral, subject to the Borrower's right to invest the Collateral pursuant to Section 2.6 hereof and the Borrower's right to withdraw amounts in excess of the Required Restricted Account Balance

("Excess Amounts") from the Custodian Account under Section 2.7(a) hereof. The Bailee shall comply with all orders with respect to the Collateral originated by the Bank without further consent by the Borrower. The Bailee shall maintain in trust for the benefit of the Bank possession of certificated Collateral from the time of purchase thereof until the time of sale or maturity. The Bank agrees to instruct Bailee to release the Collateral within ten (10) Business Days of Borrower's full and final satisfaction of Borrower's obligations under the Loan Agreement.

    2.5  UNCERTIFICATED SECURITIES.  As to Collateral which consists of
         -------------------------
uncertificated securities or federal book entry securities, the Borrower shall execute and deliver all such instructions and instruments determined by the Bank, in its sole discretion, to be reasonably necessary (i) with respect to uncertificated securities, to register the pledge of the Collateral to the Bailee on behalf of the Bank upon the books and records of the issuer, a clearing corporation, or such other entity which maintains the registrations of such pledges, or (ii) with respect to federal book entry collateral, to accomplish a book entry transfer of such collateral to an account maintained by the Bailee at the Federal Reserve Bank of New York, and the name of the Bailee shall appear as the owner of all such federal book entry collateral on the books and records of said Federal Reserve Bank of New York.

    2.6  INVESTMENT OF COLLATERAL.  So long as the Bank has not given the
         ------------------------
Bailee notice that an Event of Default under the Loan Agreement has occurred and is continuing (a "Default Notice"), the Borrower shall have the right, and the Bank hereby grants the Borrower a license, either directly or through a person designated by the Borrower, provided that written notice of the identity of such designee has been given to the Bank and the Bailee, to invest, reinvest, withdraw and substitute all cash, securities, proceeds and other Collateral maintained from time to time in the Custodian Account, provided, however, that except as otherwise permitted by Section 2.7(a), the right to withdraw cash or securities may be exercised only in connection with the withdrawal of Excess Amounts under Section 2.7(a) or the purchase and sale of securities and the substitution of such sold securities with cash or other purchased securities of equal value that are to be maintained in such Custodian Account. Upon the Bailee's receipt of the Default Notice, the right and license granted to the Borrower hereunder shall be automatically revoked without further notice and the Bailee shall accept and act upon the instructions of only the Bank for the purpose of investing, reinvesting, withdrawing and substituting the Collateral and the Bank shall have sole and absolute discretion with respect to such investing and reinvesting.

    2.7  WITHDRAWALS FROM CUSTODIAN ACCOUNT.
         ----------------------------------

         (a) The Borrower shall not cause the transfer, release, distribution, or withdrawal of any Collateral (other than in connection with the reinvestment thereof and the concurrent substitution of Collateral of equal value) without the Bank's prior written approval; provided that, prior to an Event of Default, the Borrower may withdraw from the Custodian Account, fifty-one days after the end of each fiscal quarter, any amount by which the Custodian Account Balance exceeds the Required Restricted Account Balance. Following the occurrence of an Event of Default, the Borrower shall have no right to withdraw Collateral from the Custodian Account.

         (b) The Bank will deliver a copy of any Default Notice to the Borrower simultaneously with any delivery thereof to the Bailee. It is understood and agreed that the Bailee shall be and hereby is irrevocably authorized and directed by the Borrower and the Bank to take any course of action which the Bank, pursuant to the authority granted under the Loan Documents, instructs the Bailee to follow, including, without limitation, making immediate payment or transfer of all Collateral solely and directly to the Bank whether or not such action will cause investment income to be lost or fees to be incurred in connection with the investment of the Collateral, upon the occurrence of an Event of Default, without offset or deduction of any kind for any obligations or indebtedness of the Borrower to the Bailee. The Borrower agrees that the Bailee is hereby instructed and authorized to disregard any instructions which are provided by Borrower to the Bailee that are contrary to or inconsistent with instructions provided by the Bank to the Bailee after a Default Notice has been given by the Bank.

3.  BORROWER'S COVENANTS.
    --------------------

    3.1  BORROWER'S COVENANTS.  The Borrower agrees and covenants that:
         --------------------

         (a) In no event shall it do or permit to be done, or omit to do or permit the omission of, any act or thing, the doing or omission of which would impair the security created by this Agreement;

         (b) It shall, except for the lien and security interest created hereby and the assignment to the Bank as collateral security provided for herein and as permitted under the Loan Agreement, keep the Collateral free and clear from any and all liens, claims, encumbrances, obligations, indebtedness or other similar interests and that it will not assign any accounts or other Collateral to any person other than the Bank;

         (c) It shall not (i) create, incur, assume, or permit to exist any security agreements, security interests or any legal or beneficial ownership, or other rights in the Collateral, or (ii) sell, transfer or assign the Collateral or the Custodian Account or any collateral or deposits therein, except pursuant to this Agreement or as permitted under the Loan Agreement;

         (d) It shall not take or permit to be taken any other action which would adversely affect the lien created hereby on the Collateral or the rights, benefits and remedies available to the Bank hereunder or under the Collateral Bailment Agreement;

         (e) It shall pay and discharge, before they become delinquent, all taxes, levies and other charges upon it and upon the Collateral and the Accounts and the investments and deposits therein subject to its right to contest, by appropriate legal proceedings diligently conducted and in good faith, any such tax, levy or other charges and provided that such contest shall not impair the security interest granted to the Bank hereunder; and

         (f) It shall at its own expense, execute, and/or deliver, or cause to be executed and delivered, to the Bank such notices, instruments, agreements, financing statements, continuation statements, security agreements, assignments, affidavits, opinions of Borrower's counsel and other documents, and take such further actions relating to the Collateral, as the Bank in its sole and absolute discretion deems necessary or reasonably appropriate or advisable to perfect, preserve or protect the Bank's perfected first priority lien and security interest granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral; and it shall execute and deliver such additional documents as the Bank may reasonably require or deem advisable to carry into effect the purpose of this Agreement or to maintain the Bank's interest hereunder.

         (g) It shall not change, modify, terminate or amend its irrevocable instructions delivered to Account Holder (the "Irrevocable Instructions") pursuant to Section 2.6 of the Loan Agreement without written consent of the Bank.

    3.2  POWER OF ATTORNEY.  The Borrower hereby irrevocably constitutes
         -----------------
and appoints the Bank and any officer or agent thereof, with full power to substitute other officers and agents for such officers and agents, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower without notice to or assent thereof, and in the name of the Borrower or in its own name, from time to time, but only upon
(i) the occurrence and continuation of a Trigger Event, or (ii) the failure by the Borrower to perform any obligation under the Loan Documents or the occurrence of any event if such failure or event would, in the Bank's reasonable judgment, materially and adversely affect the Collateral, to take any and all appropriate action, in the Bank's reasonable discretion, to execute any and all documents and instruments relating to the Collateral which may be reasonably necessary or desirable in the judgment of the Bank to protect or preserve the Bank's interest in the Collateral and to perform any of the Borrower's obligations hereunder relating to the Custodian Account, in the Borrower's name or otherwise, provided, however, that unless a Trigger Event shall have occurred and be continuing, the Bank shall not be entitled to deliver the Demand (as defined in the Irrevocable Instructions) to Account Holder.

  The Borrower hereby ratifies all that said attorneys lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable for the term of this Agreement. The powers conferred on the Bank hereunder are solely to protect its interests in the Custodian Account and will not impose any duty upon the Bank to exercise any such powers and the Bank will incur no liability to the Borrower or any third party for failure to exercise any such powers. The Bank will be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event will the Bank or any of its officers, directors, employees or agents be responsible to the Borrower for any act or failure to act, except for gross negligence or willful misconduct, unless a higher standard is imposed by law. The Borrower agrees to reimburse the Bank upon demand for any costs and expenses including, without limitation, reasonable attorneys' fees the Bank may incur while acting as the Borrower's attorney-in-fact hereunder, with interest thereon at the rate set forth in the Note or the Loan Agreement. All of such costs, expenses and interest are included in the Obligations secured by the Collateral.

    3.3  PRINCIPAL EXECUTIVE OFFICE.  The Borrower represents and warrants
         --------------------------
that its major executive office in the United States and its records concerning its accounts is located at 695 Myles Standish Boulevard, Taunton, Massachusetts 02780. The Borrower will deliver notice of any relocation of its principal executive office in the United States not later than five (5) days prior to the date of such relocation.

    3.4  GOVERNMENT ACCOUNTS.  The Borrower will immediately notify the Bank
         -------------------
if any of the Borrower's accounts arise out of contracts with the United States of America, any state or municipality, or any department, agency or instrumentality thereof, and will execute any instruments and take any and all actions required by the Bank in order to protect the Bank's interests therein so that all monies due and to become due under such contracts shall be duly assigned to the Bank.

    3.5  CONTINUING REPRESENTATIONS.  The Borrower further represents and
         --------------------------
warrants that each of the representations and warranties made by the Borrower herein is true and correct as of the date hereof, and are continuing representations and warranties. In the event that any representation or warranty set forth herein is no longer true or correct, the Borrower will immediately notify the Bank in writing.

4.  BANK'S RIGHTS AND REMEDIES.
    ---------------------------
    4.1  RIGHTS OF BANK.
         ---------------

         (a) The Bank may:

             (i) At any time following the occurrence of an Event of Default, instruct the Bailee to liquidate the collateral and pay the proceeds of such liquidation to the Bank; and

             (ii) Do any other act the Bank, at its discretion, may deem proper, provided such action is commercially reasonable and made in the best business judgment of the Bank.

         (b) During the term of this Agreement, except upon the occurrence and continuance of an Event of Default, the Borrower is hereby granted a license to exercise all rights and privileges to vote the Collateral, and any other rights appurtenant to ownership provided that all dividends of Collateral shall be treated as Collateral. The Borrower agrees to execute and deliver to the Bank on demand any statement, indorsement (stock or bond power), instruction, or other document that the Bank in its sole discretion requests as being necessary to create, preserve, validate, or enforce its security interest in the Collateral.

    4.2  REMEDIES.  Upon, and at any time following, the occurrence of an
         ---------
Event of Default, the Bank may, at the Bank's option:

         (a) exercise with respect to the Collateral all of the remedies of a secured party under Article 9 of the Uniform Commercial Code in the applicable jurisdiction;

         (b) exercise any and all remedies available under law or in equity; and

         (c) recover from the Borrower all costs and expenses, including reasonable attorneys' fees, incurred by the Bank in exercising any right or remedy provided for hereunder, or under any of the Loan Documents, or by law, or in equity, which costs and expenses are included in the Obligations secured by the Collateral.

  Without limiting the foregoing, following the occurrence of an Event of Default, the Bank shall have the right to sell, assign, deliver, encumber, or otherwise dispose of any or all of the Collateral or instruct the Bailee to do so. If any of the Collateral is of a type customarily sold in a recognized market, it shall be commercially reasonable for the Bank to dispose of such Collateral in such market within (i) a reasonable period of time after acquiring possession thereof without further notice to the Borrower or (ii) a reasonable period of time after receipt of written demand from the Borrower, and Bank shall not be responsible for the value recognized in such disposition in a recognized market. In all other events the Bank shall give the Borrower notice of the time and place of the public sale of the Collateral or of the time after which any private sale or other intended disposition is to be made by sending a notice of such sale at least 10 days before the sale or disposition, which the Borrower agrees shall be reasonable notice. In the event the Collateral is sold or otherwise disposed of, the resale price or return shall be applied in the first instance to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing, and the like. The proceeds of the disposition of Collateral may also be applied to the payment of the Bank's attorneys' fees and legal expenses. Thereafter, the proceeds of the disposition of Collateral shall be applied by the Bank to the payment of Borrower's Obligations. The Bank shall have sole discretion as to the manner of allocating such proceeds of the disposition of Collateral to the payment of Borrower's Obligations, including without limitation the allocation to payment of accrued interest, outstanding principal and/or other amounts due by Borrower under the Loan or Loan Documents. Only after full payment of all of the Borrower's Obligations under the Loan and the Loan Documents and any other payments the Borrower may be required to make need the Bank account for, and pay to the Borrower, any surplus.

  The Borrower recognizes that the Bank may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Borrower agrees that any such private sales may be at prices and on other terms less favorable to the seller than if sold at public sales and that such private sales shall not be deemed to have been made in a commercially unreasonable manner on account of their private character.

  No delay or omission to exercise any right or remedy of the Bank upon a default by the Borrower will waive any right or remedy of the Bank or be construed as a waiver of any similar default which occurs later. The Borrower waives any right to require the Bank to proceed against any other person or to exhaust any Collateral or to pursue any other remedy in the Bank's power.

    4.3  BANK'S DETERMINATION CONCLUSIVE.  The Bank's determination as to
         -------------------------------
when an Event of Default or Trigger Event has occurred and what course of action to take upon the occurrence of any of the foregoing events shall be conclusive and binding upon the Bailee and the Borrower, insofar as the Bailee's performance of its duties hereunder, and the Bailee shall have no duty or right to inquire as to whether the Bank is entitled to give any instruction permitted to be given under this Agreement. Notwithstanding anything to the contrary contained herein, the Borrower agrees to indemnify and hold the Bailee harmless against any and all losses, liabilities, expenses (including, without limitation, attorneys' fees, costs and expenses), claims, actions or demands arising out of, relating to or in connection with the Bailee's compliance with the Bank's instructions, except to the extent any such losses, liabilities, expenses, claims, actions or demands are the result of the gross negligence or willful misconduct of the Bailee. The foregoing indemnities in this Section 4.3 shall survive the termination of this Agreement.

    4.4  INDEMNIFICATION.  The Borrower hereby agrees to indemnify and hold
         ---------------
the Bank and Bailee harmless from any and all liability, loss, damage or expense (including, without limitation, reasonable attorney's fees and disbursements) incurred hereunder, in the enforcement by the Bank of any of its rights or remedies hereunder, in any action taken by the Bank hereunder, and/or by reason or in defense of any and all claims and demands whatsoever that may be asserted against the Bank arising out of the Collateral or otherwise arising in respect of the Bank acting in accordance with this Agreement (excluding, however, any such liability, loss, damage or expense incurred by reason of the willful misconduct or gross negligence of the Bank); and should the Bank incur any such liability, loss, damage or expense, the amount thereof shall be payable by the Borrower, following demand therefor, together with interest which shall accrue thereon at the interest rate applicable to the Loan in effect at that time as provided for in the Loan Documents from the date of such demand, and shall be secured by this Agreement.

    4.5  BANK EXCULPATIONS.  The Bank shall not be responsible for or have any
         -----------------
liability for the form, legal sufficiency, genuineness, or legal effect of any signature, description, guaranty, instruction, or document related to the Collateral not provided by the Bank or its representatives. The Borrower agrees that the Bank will not in any way or manner be liable or responsible for any diminution in the value of the Collateral resulting from the release, sale or other disposition of the Collateral at the Borrower's request, or from the failure of the Bank to sell or consent to the sale, liquidation, reinvestment or other disposition of the Collateral (provided that if such failure to consent occurred prior to an Event of Default, the Bank's action or consent was not unreasonably withheld), or for any act or default by the Bailee, any bailee, forwarding agency, transfer agent or any person whomsoever, in connection with the Collateral, except that for any release, sale or disposition of the Collateral not made at the Borrower's request, the Bank may be liable for the Bank's own gross negligence or willful misconduct.

    4.6  BAILEE EXCULPATIONS  The Bailee will not be responsible for or have
         -------------------
any liability for the form, legal sufficiency, genuineness, or legal effect of any signature, description, guaranty, instruction, or document related to the Collateral not provided by the Bailee or its representatives. The Borrower agrees that the Bailee will not in any way or manner be liable or responsible for any diminution in the value of the Collateral resulting from the release, sale or other disposition of the Collateral at the Borrower's request, or from the failure of the Bailee to sell or consent to the sale, liquidation, reinvestment or other disposition of the Collateral (provided that if such failure to consent occurred prior to an Event of Default, the Bailee's action or consent was not unreasonably withheld), or for any acts taken by Bailee in its capacity as bailee hereunder or as bailee under the Collateral Bailment Agreement, except that for any release, sale or disposition of the Collateral not made at the Borrower's request, the Bailee may be liable for the Bailee's own gross negligence or willful misconduct.

5. MISCELLANEOUS.
   -------------



    5.1 AMENDMENT. This Agreement may be amended only by a writing signed by the
        ----------
parties hereto. Any notice or document required by these instructions may be signed by the heirs or successors of the Bank and the Borrower.

    5.2  GOVERNING LAW.  This Agreement, and the rights of the parties
         -------------
hereunder, shall be governed by the laws of the State of New York.

    5.3  JURISDICTION.
         ------------

         (a) Each of the Borrower, the Bailee and the Bank hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Massachusetts state court or Federal court of the United States of America in each case sitting in Boston, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Borrower, the Bailee and the Bank hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Massachusetts state or, to the extent permitted by law, in such Federal court. Each of the Borrower and the Bank agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that a party may otherwise have to bring any action or proceeding relating to this Agreement against any other party or its respective properties in the court of any jurisdiction.

         (b) Each of the Borrower, the Bailee and the Bank hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any such Massachusetts state or Federal court. Each of the Borrower, the Bailee and the Bank hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) EACH OF THE BORROWER, THE BAILEE AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE BAILEE, THE BORROWER OR THE BANK.

    5.4  COUNTERPARTS.  This Agreement, and any other documents required to
         ------------
be signed by the parties hereunder, may be signed in counterparts, each of which will constitute one and the same instrument.

    5.5  NOTICES.  Any notices required or permitted to be given hereunder
         -------
shall be delivered in the manner and shall take effect at the times specified in the Loan Agreement. Notices to the Bank or the Borrower may be sent to the addresses set forth in the Loan Agreement and notices to the Bailee may be sent to the address set forth in the Collateral Bailment Agreement.

    5.6  ENTIRE AGREEMENT.  This Agreement, the Collateral Bailment Agreement,
         ----------------
the Loan Agreement, the Note, the Custodian Agreement, the Irrevocable Instructions and Power of Attorney and the other Loan Documents embody the entire agreement and understanding between the Bank and the Borrower and supersede all prior agreements and understandings relating to the subject matter hereof.

    5.7  SECTION HEADINGS.  Section headings are for reference only, and shall
         ----------------
not affect the interpretation or meaning of any provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                KOPIN CORPORATION,
                                a Delaware corporation


                                By: /s/ Paul J.Mitchell
                                   ---------------------------------
                                Name: Paul J. Mitchell
                                Title: CFO

                                THE SUMITOMO BANK, LIMITED


                                By: /s/ Daniel G. Eastman
                                   ---------------------------------
                                Name: Daniel G. Eastman
                                Title: Vice President

                                By: /s/ Alfred DeGemmis
                                   ---------------------------------
                                Name: Alfred DeGemmis
                                Title: Vice President

                                SUMITOMO BANK OF NEW YORK TRUST COMPANY

                                By: /s/ Shinichi Ito
                                   ---------------------------------
                                Name: Shinichi Ito
                                Title: President

                                  EXHIBIT 2.1
                                  -----------

                     Form of Collateral Bailment Agreement

                                  See attached

                                  EXHIBIT 2.3
                                  -----------


Description of Collateral
-------------------------

  (a) All accounts, money, deposit accounts, certificated securities, uncertificated securities, chattel paper, documents, instruments, general intangibles and all other investment property or other property of any sort held, maintained or administered or to be held, maintained or administered for the Borrower by the Bailee under the Custodian Agreement by and between the Borrower and the Bailee, together with any stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, dividends, rights to interest, interest payments, dividends paid in stock, distributions thereon, new securities or other property which the Borrower is or may hereafter become entitled to receive on account of such property.

  (b) All property now owned or hereafter acquired by or for the Borrower of the type or class described in any schedule supplementary hereto or in any financing statement filed by the Bank and the Borrower pursuant to the Custodian Agreement.

  (c) All proceeds (including without limitation insurance proceeds from the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company), increase and products of any of the foregoing or replacements thereof or substitutions therefor.

  (d) All items listed in the attachments hereto, if any, and all replacements thereof or other items purchased with any of said items or their proceeds.

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